UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2016
________________________________________________________

________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 2, 2016, Platform Specialty Products Corporation (“Platform”) held its 2016 annual meeting of stockholders (the "2016 Annual Meeting"). The proposals submitted to a stockholder vote at the 2016 Annual Meeting are described in detail in Platform's Definitive Proxy Statement for the 2016 Annual Meeting, as filed with the Securities and Exchange Commission on April 15, 2016 (the "Proxy Statement"). Stockholders present in person or by proxy represented 209,612,387 shares of common stock (or 91.32% of the outstanding shares of common stock of Platform as of April 6, 2016, the record date for the 2016 Annual Meeting).
At the 2016 Annual Meeting, Platform’s stockholders (i) elected the seven (7) directors specifically named in the Proxy Statement, each for a term of one (1) year, (ii) approved, on an advisory basis, the compensation paid by Platform to its named executive officers (“say-on-pay" vote), (iii) approved, on an advisory basis, the frequency of one (1) year for future say-on-pay votes ("say-on-when" vote), and (iv) ratified the appointment of PricewaterhouseCoopers LLP as Platform’s independent registered public accounting firm for 2016. The detailed voting results for each proposal are set forth below.
Proposal 1 - Election of Directors: Platform's stockholders approved the election of the seven (7) directors specifically named in the Proxy Statement, each of whom to serve until Platform's 2017 annual meeting of stockholders or until his respective successor is duly elected and qualified. The final voting results with respect to the election of directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Martin E. Franklin	194,498,280	396,027	15,145	14,702,935
Rakesh Sachdev	194,051,855	839,592	18,005	14,702,935
Ian G.H. Ashken	193,796,339	1,092,743	20,370	14,702,935
Nicolas Berggruen	191,636,250	3,253,682	19,520	14,702,935
Michael F. Goss	193,797,707	1,089,975	21,770	14,702,935
Ryan Israel	193,335,818	1,551,663	21,971	14,702,935
E. Stanley O'Neal	194,425,955	463,127	20,370	14,702,935
Proposal 2 - Say-on-Pay Vote: Platform's stockholders approved, on an advisory basis, the compensation paid by Platform to its named executive officers ("say-on-pay" vote) as follows:

For	Against	Abstain	Broker Non-Votes
193,169,909	1,671,373	68,170	14,702,935
Proposal 3 - Say-on-When Vote: Platform's stockholders approved, on an advisory basis, the frequency of one (1) year for future say-on-pay votes as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
181,081,053	113,507	13,656,383	58,509	14,702,935
Proposal 4 - Ratification of Auditors: Platform's stockholders ratified the appointment of PricewaterhouseCoopers LLP as Platform's independent registered public accounting firm for the fiscal year ending December 31, 2016 as follows:

For	Against	Abstain	Broker Non-Votes
209,476,456	103,913	32,018	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
June 3, 2016	/s/ Sanjiv Khattri
(Date)	Sanjiv Khattri Executive Vice President and Chief Financial Officer